EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into by and between Debt Resolve, Inc., a Delaware corporation, with its principal executive offices located at 707 Westchester Avenue, Suite L7, White Plains, New York 10604 (the “Company”), and each of the purchasers listed on Schedule A hereto (the “Purchasers”), and is dated with respect to each of the Purchasers as of the date noted on each such Purchaser’s counterpart signature page.

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Purchasers, severally and not jointly, desire to purchase and the Company desires to issue and sell to the Purchasers, in each case upon the terms and subject to the conditions set forth in this Agreement (i) 15% senior secured convertible promissory notes, or 15% senior secured promissory notes in the case of one Purchaser, of the Company, in the form attached hereto as Exhibit A, in the aggregate principal face amount of up to Four Million Dollars ($4,000,000), which includes a $1,000,000 over-allotment option (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Notes”), a portion of which Notes is convertible into shares of common stock, par value $.001 per share, of the Company (the “Common Stock”), and (ii) warrants, in the form attached hereto as Exhibit B, to purchase up to an aggregate of 13,333,334 shares of Common Stock, which includes up to 3,333,334 shares if the over-allotment option is exercised (the “Warrants”);

WHEREAS, each Purchaser wishes to purchase, upon the terms and conditions stated in this Agreement, such face value amount of Notes and Warrants exercisable into such number of shares of Common Stock as is set forth immediately next to such Purchaser’s name on Schedule A;

WHEREAS, simultaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide to the Purchasers certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, simultaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement, in the form attached hereto as Exhibit D (the “Security Agreement”) pursuant to which the Company has agreed to collateralize the Notes with a first lien on all the assets of the Company and any of its Subsidiaries (as defined herein);

WHEREAS, simultaneously with the execution and delivery of this Agreement, the co-chairmen of the Company and the parties hereto are executing and delivering a Stock Pledge Agreement, in the form attached hereto as Exhibit E (the “Stock Pledge Agreement”) pursuant to which the co-chairman have agreed to collateralize the Notes with a pledge of the Common Stock held by them; and

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Purchasers are executing and delivering a Lock-Up Agreement, in the form attached hereto as Exhibit F (the “Lock-Up Agreement” and, collectively with this Agreement, the confidential private placement term sheet booklet delivered to the Purchasers by the Company, as supplemented or amended from time to time, the Note, the Warrant, the Registration Rights Agreement, the Security Agreement and the Stock Pledge Agreement, the “Transaction Documents”).

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and each of the Purchasers severally (and not jointly) hereby agree as follows:

1.    Purchase and Sale of Notes and Warrants.

(a) Purchase of Notes and Warrants. On the Closing Date (as defined below), the Company shall issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company such principal face amount of Notes and number of Warrants as is set forth next to such Purchaser’s name on Schedule A hereto.

(b) Form of Payment. On the Closing Date: (i) each Purchaser shall pay the purchase price for the Notes and Warrants to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Notes with principal face amount and number of Warrants as is set forth next to such Purchaser’s name on Schedule A hereto, and (ii) the Company shall deliver such Notes duly executed on behalf of the Company, to such Purchaser, against delivery of such Purchase Price. The Purchase Price will equal the principal face amount of the Notes purchased.

(c) Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes and Warrants pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon, New York City Time on the date noted on the subject Purchasers’ counterpart signature pages, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties and may be undertaken remotely by facsimile or other electronic transmission.

2.     Representations and Warranties of the Purchasers. Each Purchaser severally (and not jointly) represents and warrants to the Company solely as to such Purchaser that:

(a) Knowledge of Offering. The Purchaser learned of the Company’s private placement of the Notes and Warrants exclusively through the placement agent in the offering, with whom the Purchaser has a pre-existing relationship. The Purchaser did not learn of the Company’s private placement of the Notes and Warrants through any of the Company’s public filings with the SEC.

(b) Investment Purpose. As of the date hereof, the Purchaser is purchasing the Notes and any shares of Common Stock issuable upon conversion of the Notes or otherwise pursuant to this Agreement or the other Transaction Documents (such shares of Common Stock being collectively referred to herein as the “Conversion Shares”) and the Warrants and the shares of Common Stock issuable upon exercise thereof (the “Warrant Shares” and, collectively with the Notes, Warrants and Conversion Shares, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act, except as otherwise provided for in the Lock-Up Agreements.

(c) Accredited Investor Status. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act (an “Accredited Investor”).

(d) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(e) Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing representations, neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Purchaser has, in connection with his, her or its decision to purchase the Securities, not relied on completion of the Company’s contemplated initial public offering as set forth in the Registration Statement on Form SB-2 that the Company has previously filed with the SEC in connection therewith on September 30, 2005, and which was withdrawn on February 10, 2006, and this offering is not a part of that contemplated initial public offering.

(f) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(g) Transfer or Resale. The Purchaser understands that:

(i) Except as provided in the Registration Rights Agreement, the sale or resale of all or any portion or component of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the all or any portion or component of Securities may not be transferred unless:

(A) the Securities are sold pursuant to an effective registration statement under the 1933 Act,

(B) the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration,

(C) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor,

(D) the Securities are sold pursuant to Rule 144, or

(E) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”),

and, in each case, the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company;

(ii) Any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and

(iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(h) Legends. The Purchaser understands that the Notes and Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws: (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold or (ii) such holder provides the Company with a reasonable and customary opinion of counsel to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(i) Authorization; Enforcement. Each Transaction Document to which the Purchaser is a party: (i) has been duly and validly authorized, (ii) has been duly executed and delivered on behalf of the Purchaser, and (iii) will constitute, upon execution and delivery by the Purchaser thereof and the Company, the valid and binding agreements of the Purchaser enforceable in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

(j) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

3.    Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as of the date hereof (unless the context specifically indicates otherwise) that:

(a) Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) hereto sets forth a complete list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated or organized. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. As used in this Agreement, the term “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the other Transaction Documents. As used in this Agreement, the term “Subsidiaries” means any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Notes and the Warrants, and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required, (iii) each Transaction Document has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each Transaction Document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (iv) each Transaction Document constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies. The Company is proposing sell Notes and Warrants to certain other accredited investors pursuant to the Transaction Documents.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of: (i) 50,000,000 shares of Common Stock, of which 29,703,900 shares are issued and outstanding, 900,000 shares are reserved for issuance pursuant to the Company’s 2005 Incentive Compensation Plan, and 18,924,520 shares are reserved for issuance pursuant to securities (other than the Notes and Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock; and (ii) 10,000,000 shares of preferred stock, of which no shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. All Conversion Shares and Warrant Shares will be duly reserved for future issuance. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind (each, a “Lien”) imposed through the actions or failure to act of the Company. Except as disclosed in the SEC Documents: (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) except for the registration obligations with respect to the Company’s April 2005 and June/September 2005 private financing securities, there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) except for the anti-dilution provisions of the Company’s April 2005 and June/September 2005 private financing securities, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Notes, the Warrants, the Conversion Shares or the Warrant Shares, and the Company is not currently contemplating any issuances of its debt or equity securities which would trigger the anti-dilution or price adjustment provisions contained in the Notes. The Certificate of Incorporation of the Company as in effect on the date hereof (“Certificate of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto are as described in or filed as exhibits to the SEC Documents.

(d) Issuance of Shares. The Conversion Shares and Warrant Shares will be duly authorized and reserved for issuance and, upon conversion of the Notes and exercise of the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company.

(e) Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares and the Warrant Shares upon conversion of the Notes or exercise of the Warrants. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Notes or exercise of the Warrants in accordance with this Agreement, the Notes and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(f) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) will not: (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the 1933 Act, the 1934 Act (as defined below) and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or any Transaction Document in accordance with the terms hereof or thereof or to issue and sell the Notes in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Notes. Except as disclosed on Schedule 3(f) hereto, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(g) SEC Documents; Financial Statements. Except as disclosed on Schedule 3(g) attached hereto, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing and all other documents filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The SEC Documents are in the form available to the public via the SEC’s EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2005 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(h) Absence of Certain Changes. Except as set forth in the SEC Documents or on Schedule 3(h) attached hereto, since December 31, 2005, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries. Without limiting the foregoing and except as set forth in the SEC Documents, neither the Company nor any Subsidiary has, since December 31, 2005:

(i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto, except as contemplated hereby and in the other Transaction Documents;

(ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except trade payables incurred in the ordinary course of business;

(iii) discharged or satisfied any Lien or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices;

(iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any Lien;

(vi) sold, assigned or transferred any other tangible assets,

(vii) canceled any debts or claims;

(viii) sold, assigned or transferred any intangible property (including any Intellectual Property, as defined below) or disclosed any proprietary confidential information to any persons except to potential customers, investors or corporate partners or collaborators in the ordinary course of business consistent with past practices (with all of such disclosures being done in a manner consistent with applicable securities laws);

(ix) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(x) made any changes in employee compensation in excess of $25,000;

(xi) except for the Company’s new 401K plan with 3% matching Company contribution that went into effect January 1, 2006, adopted or amended any employee benefits or plan relating thereto;

(xii) made capital expenditures or commitments therefor that aggregate in excess of $25,000 for the Company and its Subsidiaries;

(xiii) entered into any other material transaction other than in the ordinary course of business;

(xiv) made charitable contributions or pledges in excess of $5,000 in the aggregate;

(xv) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xvi) experienced any union organizing effort or strike problems with labor or management in connection with the terms and conditions of their employment; or

(xvii) effected or agreed to do any of the foregoing.

(i) Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. Schedule 3(i) attached hereto contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, without regard to whether it would have a Material Adverse Effect.

(j) Intellectual Property. Schedule 3(j) attached hereto sets forth a complete and accurate listing of the Company’s and each of its Subsidiaries’ patents, patent applications, provisional patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures or registrations or applications relating to the same (collectively, “Intellectual Property”). The Company owns valid title, free and clear of any Liens, or possesses the requisite valid and current licenses or rights, free and clear of any Liens, to use all Intellectual Property in connection with the conduct its business as now operated (and, except as set forth in Schedule 3(j) hereto, to the best of the Company’s knowledge, as presently contemplated to be operated in the future). There is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(j) hereto, to the best of the Company’s knowledge, as presently contemplated to be operated in the future). To the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has not received any notice of infringement of, or conflict with, the asserted rights of others with respect to the Intellectual Property. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(k) No Materially Adverse Contracts, etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which has or is reasonably expected to have a Material Adverse Effect.

(l) Tax Matters. Except as set forth on Schedule 3(l) hereto, the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on Schedule 3(l) hereto, the Company has not received notice that any of its tax returns is presently being audited by any taxing authority.

(m) Certain Transactions. Except as set forth on Schedule 3(m) attached hereto or in the SEC Documents, there are no loans, leases, royalty agreements or other transactions between: (i) the Company or any of its Subsidiaries or any of their respective customers or suppliers, and (ii) any officer, employee, consultant or director of the Company or any person owning five percent (5%) or more of the capital stock of the Company or five percent (5%) or more of the ownership interests of the Company or any of its Subsidiaries or any member of the immediate family of such officer, employee, consultant, director, stockholder or owner or any corporation or other entity controlled by such officer, employee, consultant, director, stockholder or owner, or a member of the immediate family of such officer, employee, consultant, director, stockholder or owner.

(n) Disclosure. All information relating to or concerning the Company or any of its Subsidiaries, officers, directors, employees, customers or clients (including, without limitation, all information regarding the Company’s internal financial accounting controls and procedures): (i) set forth in this Agreement or any other Transaction Document and/or (ii) as disclosed in any SEC Document or exhibit or certification thereto and/or (iii) as provided to the Purchasers pursuant to Section 2(d) hereof, is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

(o) No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the 1933 Act, with respect to any of the Securities being offered hereby.

(p) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Purchasers. The issuance of the Securities to the Purchasers will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

(q) No Brokers. Except as set forth in Schedule 3(q) hereto, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(r) Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2005, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(s) ERISA. Neither the Company nor any of its Subsidiaries has made or currently makes any contributions to any employee pension benefit plan for its employees which plan is subject to the Employee Retirement Income Security Act of l974, as amended from time to time (“ERISA”).

(t) Title to Property. The Company and its Subsidiaries hold no title in fee simple to any real property. The Company and its Subsidiaries hold good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except such as are described on Schedule 3(t) attached hereto. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases.

(u) Insurance. The Company and each of its Subsidiaries, officers and directors, assets and properties are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has provided to Purchaser, upon Purchaser’s request, true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

(v) Internal Accounting Controls. The Company and has not received, orally or in writing, any adverse notification (including any “management letters”) from its auditors relating to the Company’s internal financial controls and procedures.

(w) Books and Records. The books of account, ledgers, order books, records and documents of the Company and its subsidiaries accurately and completely reflect all material information relating to the business of the Company and its Subsidiaries, the location and collection of their respective assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any of its Subsidiaries.

(x) FCPA Matters. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his or her actions for, or on behalf of, the Company: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic governmental or private official or person.

(y) Seniority of Notes. Upon issuance, the Notes will rank senior to any current Indebtedness of the Company except for the Company’s previously issued 7% Senior Convertible Promissory Notes which shall rank senior to the Notes. Except for the Company’s previously issued 7% Senior Convertible Promissory Notes, the Company currently has no senior or secured Indebtedness outstanding. As used herein, the term “Indebtedness” means: (i) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit or other financial products, (c) all payment obligations (other than trade payables incurred in the ordinary course of business

(z) Assumptions or Guaranties of Indebtedness of Other Persons. Except as set forth on Schedule 3(z) attached hereto, neither the Company nor any of its Subsidiaries has assumed, guaranteed, endorsed, or otherwise become directly or contingently liable on, any Indebtedness or any other agreement of any other person.

(aa) Investments in Other Persons. Except as set forth in Schedule 3(aa) attached hereto, neither the Company nor any of its Subsidiaries has made any loan or advance to any person which is outstanding, nor is it committed or obligated to make any such loan or advance, nor does the Company or any of its Subsidiaries own any capital stock, assets compromising the business of, obligations of, or any equity, ownership or other interest in, any person or entity.

(bb) No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

(cc) Title to Collateral; Priority of Liens. The Company has good, indefeasible and marketable title to all of the Collateral (as defined in the Security Agreement), free and clear of all Liens. The Company has paid or discharged all lawful claims that are due which, if unpaid, might become a Lien against or encumbrance upon any of the Collateral. The Liens granted pursuant to the Security Agreement are first priority liens and security interests in the Collateral.

(dd) No Default. As of the date hereof, except as set forth in the SEC Documents, there does not exist any Event of Default (as defined in the Notes).

4.    Covenants. In addition to the other agreements and covenants set forth herein, the applicable parties hereto hereby covenant as follows:

(a) Stop Orders. The Company will advise each Purchaser, and Capital Growth Financial, LLC and Maxim Group LLC (together, the “Placement Agents”), promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of the Securities, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b) Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Purchaser and to the Placement Agents on or prior to the Closing Date.

(c) Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall use its best efforts timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Following the consummation by the Company of any underwritten public offering of its securities occurring after the date hereof, the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to become eligible, and thereafter to maintain its eligibility, if any, for the use of Form S-3. The Company shall issue a press release and file a Form 8-K describing the materials terms of the transaction contemplated hereby as soon as practicable following the Closing Date but in no event more than three (3) business days of the Closing Date, which press release shall be subject to prior review by the Purchasers and the Placement Agents. The Company agrees that such press release shall not disclose the name of the Purchasers unless expressly consented to in writing by the Purchasers or unless required by applicable law or regulation, and then only to the extent of such requirement.

(d) Use of Proceeds. The Company shall use the proceeds from the sale of the Notes in the manner set forth in Schedule 4(d) attached hereto and made a part hereof and shall not, directly or indirectly, without the prior written consent of the Placement Agents, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person, including any director or officer of the Company (except in connection with its currently existing direct or indirect Subsidiaries).

(e) Expenses. At the Closing, the Company shall reimburse the Placement Agents for reasonable, out-of-pocket expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of the Transaction Documents, including, without limitation, reasonable attorneys’ fees and expenses and transfer agent fees, and the commissions or other compensation due and owing to the Placement Agents as set forth in the agreements concerning the same by and between the Company and Capital Growth Financial, LLC, dated January 20, 2006, and by and between the Company and Maxim Group LLC, dated March 10, 2006. In addition, at the Closing, the Company will pay the Purchaser of the 15% senior secured promissory notes a structuring fee of $28,000 and $10,000 to cover such Purchaser’s investment costs and expenses. The Company shall pay these fees directly out of the proceeds received at the Closing.

(f) Authorization and Reservation of Shares. Within 30 days of closing and at all times thereafter, the Company shall have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Notes and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith (based on the Conversion Price of the Notes or Exercise Price of the Warrants in effect from time to time) and as otherwise required by the Notes and Warrants (collectively, the “Reserved Amount”). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Notes and exercise of the Warrants. If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 4(f), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the shares of the Company’s officer’s and directors in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount. The Company shall use its best efforts to obtain such stockholder approval within thirty (30) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares.

(g) Corporate Existence. So long as a Purchaser beneficially owns any Notes or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction: (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the Over the Counter Bulletin Board, Nasdaq National Market, Nasdaq Capital Market, New York Stock Exchange or American Stock Exchange.

(h) Sarbanes-Oxley Matters. When required to do so, the Company will comply with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective for the Company, and any and all applicable rules and regulations promulgated by the SEC thereunder. The Company shall implement such programs and shall take such steps reasonably necessary to provide for its future compliance (not later than the relevant statutory and regulatory deadline therefor) with all provisions of Section 404 of the Sarbanes-Oxley Act that shall become applicable to the Company.

(i) Accounting Changes. Make, or permit any Subsidiary to make, any change in their accounting treatment or financial reporting practices except as required or permitted by generally accepted accounting principles in effect from time to time

(j) ERISA. The Company shall not: (i) terminate any plan (“Plan”) of a type described in Section 402l(a) of ERISA in respect of which the Company is an “employer” as defined in Section 3(5) of ERISA so as to result in any material liability to the Pension Benefit Guaranty Corporation (the “PBGC”) established pursuant to Subtitle A of Title IV of ERISA; (ii) engage in or permit any person to engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1954, as amended) involving any Plan which would subject the Company to any material tax, penalty or other liability; (iii) incur or suffer to exist any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, involving any Plan; or (iv) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to the PBGC by reason of termination of any Plan.

(k) Indebtedness. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, without the prior written approval of a majority in interest of the Purchasers, the Company and each of its Subsidiaries will not: (i) incur any new Indebtedness in excess of $500,000 in the aggregate at any one time outstanding (except for Indebtedness incurred solely for the financing of the purchase of debt portfolios by the Company or any of its Subsidiaries), provided, however, that any such new Indebtedness shall be junior to the Notes, unsecured, expressly subordinated to the Notes and maturing beyond the term of the Notes; (ii) (A) prepay any Indebtedness or (B) enter into or modify any agreement as a result of which the terms of payment of any Indebtedness are amended or modified in a manner which would accelerate its payment; or (iii) allow any Lien, except as contemplated by the Security Agreement, to be placed on any assets of the Company and any of its Subsidiaries (except for any Lien on debt portfolios purchased by the Company or any of its Subsidiaries which Lien results solely as a result of the financing of any such debt portfolio purchase).

(l) Redemptions and Dividends. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, without the prior written approval of a majority in interest of the Purchasers (which majority in interest must include the Purchaser of the 15% senior secured promissory notes as long as the 15% senior secured promissory notes remain outstanding and unpaid), the Company shall not repurchase, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

(m) No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(n) Insurance. Subsequent to the Closing, each of the Company and its Subsidiaries will keep their respective assets which are of an insurable character insured by financially sound and reputable institutional insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries, and the Company and its Subsidiaries will maintain, with financially sound and reputable institutional insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries.

(o) Key Man Insurance. For so long as any Purchaser holds any of the Securities, the Company shall maintain in full force and effect its currently held “key man” life insurance (with the Company as sole beneficiary) on the life of James D. Burchetta and shall not reduce the amount of such insurance, change the beneficiary thereof or make any other material changes thereto.

(p) Capital Expenditures. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, without the prior written approval of a majority in interest of the Purchasers (which majority in interest must include the Purchaser of the 15% senior secured promissory notes as long as the 15% senior secured promissory notes remain outstanding and unpaid), the Company shall not expend in the aggregate for the Company and all its Subsidiaries in excess of $50,000 in any fiscal year for Capital Expenditures (as defined below). For purposes of the foregoing, Capital Expenditures shall include payments made on account of any deferred purchase price or on account of any indebtedness incurred to finance any such purchase price. “Capital Expenditures” shall mean for any period, the aggregate amount of all payments made by any person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment which, in accordance with generally accepted accounting principles, would be added as a debit to the fixed asset account of the Company or any Subsidiary.

(q) Lease Payments. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, without the prior written approval of a majority in interest of the Purchasers (which majority in interest must include the Purchaser of the 15% senior secured promissory notes as long as the 15% senior secured promissory notes remain outstanding and unpaid), the Company shall not expend in the aggregate for the Company and its Subsidiaries in excess of $50,000 in any fiscal year for the lease, rental or hire of real or personal property pursuant to any rental agreement therefor, whether an operating lease or otherwise.

(r) Nature of Business. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, without the prior written approval of a majority in interest of the Purchasers, the Company shall not materially alter the nature of the Company’s business or engage in any business other than the business engaged in or proposed to be engaged in on the date of this Agreement.

(s) Intellectual Property. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, the Company shall and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

(t) Properties. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, each of the Company and each of its Subsidiaries will keep its owned or leased properties and other assets in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u) Taxes. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, the Company shall duly pay and discharge all taxes or other claims, which might become a lien upon any of its property except to the extent that any thereof are being in good faith appropriately contested with adequate reserves provided therefor.

(v) Notice of Litigation. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, the Company shall promptly notify the Purchasers in writing, with a reasonably detailed description thereof, of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Fifty Thousand ($50,000.00) Dollars, affecting either the Company or any Subsidiary, whether or not fully covered by insurance, and regardless of the subject matter thereof.

(w) Additional Investment Right.

(i) From the date hereof through April 30, 2008 (the “Additional Investment Period”), the Company grants to each Purchaser the right (the “Additional Investment Right”) to participate in all debt, equity and/or equity-linked financings of the Company or any of its Subsidiaries (each, an “Additional Financing”) on the same terms as offered to other third party investors (which may include officers, directors, existing stockholders or other “affiliates” of the Company (as that term is defined under Rule 144)); provided, however, that any financing for the purchase of debt portfolios by the Company or any of its Subsidiaries shall not be considered an Additional Financing, and any such financing for the purchase of debt portfolios shall not be subject to the additional investment right set forth in this subsection (w); provided, further, with respect to the Purchaser of the 15% senior secured promissory notes, and only with respect to such Purchaser, the Additional Investment Right shall also extend to any financing for the purchase of debt portfolios by the Company or any of its Subsidiaries, but only if, and to the extent, consented to by any third party investors in any such financing for the purchase of debt portfolios by the Company or any of its Subsidiaries.

(ii)  During the Additional Investment Period, and prior to the consummation by the Company of any Additional Financing, the Company shall notify the Agent in writing of its intention to enter into such Additional Financing. In connection therewith, the Company shall submit to Agent a term sheet (a “Proposed Term Sheet”) which shall set forth in detail the terms, conditions and pricing of any such Additional Financing.

(iii) Within fifteen (15) days of its receipt of the Proposed Term Sheet, Agent shall notify the Company in writing as to whether any Purchaser(s) desire to participate in the Additional Financing (it being agreed that no Purchaser shall be obligated to participate in any Additional Financing). Any Purchaser(s) so electing to participate shall do so on the terms set forth in the Proposed Term Sheet and in an amount up to 100% of the amount invested by such Purchaser(s) in the offering contemplated by this Agreement (or a pro rata portion thereof, if the aggregate amount of the Additional Financing is less than the amount raised in the offering contemplated by this Agreement).

(iv) The Company will not, and will not permit its Subsidiaries to, agree, directly or indirectly, to any restriction with any person or entity which limits the ability of the Purchasers to participate in an Additional Financing as contemplated herein.

(x) Registration Statement Filing. As contemplated by the Registration Rights Agreement, the Company shall promptly file a Registration Statement (as such term is defined in the Registration Rights Agreement), which shall include the Registrable Securities (as such term is defined in the Registration Rights Agreement), and the Company has no reason to believe that such Registration Statement will not be declared effective in a timely manner.

(y) Cash Run Rate. The Company’s use of cash between the date hereof and September 15, 2006 shall be as approximated on Schedule 4(y) attached hereto and made a part hereof.

(z) Minimum Sale. For the sole benefit of the Purchaser of the 15% senior secured promissory notes, the Company agrees that a minimum aggregate of $1,250,000 of Notes will be sold in this offering.

5.    Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for any Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Notes or exercise of the Warrants in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Purchaser’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If a Purchaser provides the Company, at the cost of the Company, with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to such counsel, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.     Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Notes and Warrants to a Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The applicable Purchaser shall have executed this Agreement, the Lock-Up Agreement, the Registration Rights Agreement, the Security Agreement and the Stock Pledge Agreement, and delivered the same to the Company.

(b) The applicable Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c) The representations and warranties of the applicable Purchaser shall be true and correct in all material respects, and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

(d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.    Conditions to Each Purchaser’s Obligation to Purchase. The obligation of each Purchaser hereunder to purchase the Notes and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion:

(a) The Company shall have executed this Agreement, the Registration Rights Agreement, the Security Agreement and the Stock Pledge Agreement (which shall have also been executed by the co-chairmen of the Company), and delivered the same to the Purchaser.

(b) The Company shall have delivered to such Purchaser duly executed Notes (in such denominations as the Purchaser shall request) and Warrants in accordance with Section 1(b) above.

(c) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Purchasers, shall have been delivered to the Company’s Transfer Agent.

(d) The representations and warranties of the Company shall be true and correct in all material respects, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser including, but not limited to certificates with respect to the incumbency of the officers of the Company executing the Transaction Documents on behalf of the Company and Company’s good standing in the State of Delaware and such other states where it is foreign qualified and the Company’s Certificate of Incorporation, By-laws and Board of Directors’ resolutions relating to the transactions contemplated hereby.

(e) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(f) No event shall have occurred which would reasonably be expected to have a Material Adverse Effect on the Company.

(g) The Purchaser shall have received the favorable opinion of the Company’s counsel, dated as of the Closing Date, in the same form as Exhibit G attached hereto.

(h) The Company’s controlling shareholders, officers and directors shall have executed a Lock-Up Agreement, in the same form as Exhibit H attached hereto.

8.    Governing Law; Jurisdiction; Fees; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(b) THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK STATE OR UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. THE PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL IN ACCORDANCE WITH SECTION 9(e) HEREOF SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT A PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

(c) THE PARTY OR PARTIES WHICH DO NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT PRIOR TO THE CONSUMMATION BY THE COMPANY OF ANY UNDERWRITTEN PUBLIC OFFERING OF ITS SECURITIES SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

(d) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

9.    Miscellaneous.

(a) Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts (with the Purchasers each executing the counterpart in the form of Annex A hereto). Each of such counterparts shall be deemed an original, and all of which shall, when taken together, constitute one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party (including in the manner described above), may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(b) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(c) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the instruments, documents and schedules referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and a majority in interest of the Purchasers (which majority in interest must include the Purchaser of the 15% senior secured promissory notes as long as the 15% senior secured promissory notes remain outstanding and unpaid).

(e) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission, with printed confirmation of receipt, in each case addressed to a party. The addresses for such communications shall be:

(i)	If to the Company:

Debt Resolve, Inc.
707 Westchester Avenue, Suite L-7
White Plains, NY 10604
Attention: James D. Burchetta
Telephone: (914) 949-5500
Facsimile: (914) 428-3044

With a copy to:

Greenberg Traurig LLP
MetLife Building
200 Park Avenue, 15th Floor
New York, NY 10166
Attention: Spencer G. Feldman, Esq.
Telephone: (212) 801-9200
Facsimile: (212) 801-6400

(ii)	If to a Purchaser: To the address and fax number set forth immediately below such Purchaser’s name on the counterpart signature pages hereto.

With copies to:

Capital Growth Financial, Inc.
225 NE Mizner Boulevard, Suite #750
Boca Raton, FL 33432
Attention: Alan Jacobs
Telephone: (561) 417-5680
Facsimile: (561) 417-5680

and

Maxim Group LLC
405 Lexington Avenue
New York, NY 10174
Attention: Clifford A. Teller
Telephone: (212) 895-3500
Facsimile: (212) 895-3783

Each party shall provide notice to the other party of any change in address, telephone or facsimile number.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, but subject to the provisions of Section 2(f) hereof, any Purchaser may, without the consent of the Company, assign its rights hereunder to any person that purchases Securities in a private transaction from a Purchaser or to any of its “affiliates,” as that term is defined under the 1934 Act.

(g) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except for the Placement Agents, who are specifically agreed to be and acknowledged by each party as third party beneficiaries hereof, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h) Survival; Indemnification; Limitation on Liability.

(i) The representations and warranties of the Purchasers and the Company set forth in Sections 2 and 3 hereof shall survive for 12 months following the Closing Date notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers or the Company, as applicable.

(ii) The Company agrees to indemnify and hold harmless each of the Purchasers and all of their respective officers, directors, employees, agents and representative from and against any and all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature (“Losses”), incurred by or imposed upon any such party arising as a result of or related to any actual or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iii) Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless the Company and its officers, directors, employees and agents for Losses arising arising as a result of or related to any actual or alleged breach any breach by such Purchaser of any of its representations or warranties set forth in Section 2 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iv) Notwithstanding the foregoing: (A) an indemnifying party shall not be liable for any claim for indemnification or Loss associated therewith unless and until the aggregate amount of indemnifiable Losses which may be recovered from the indemnifying party equals or exceeds $50,000, after which the indemnifying party shall be liable, subject to the provisions hereof, for all Losses, including the initial $50,000 of Losses, and (ii) in no event shall the aggregate amount paid by an indemnifying party pursuant to this Section 9(h) exceed $4,000,000.

(i) Publicity. The Company and the Placement Agents shall have the right to review a reasonable period of time before issuance of any press releases or SEC or other regulatory filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Placement Agents or the Purchasers, to make any press release or SEC or other regulatory filings with respect to such transactions as is required by applicable law and regulations (although the Placement Agents shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

DEBT RESOLVE, INC.

By:	/s/ James D. Burchetta
Name: James D. Burchetta Title: Co-chairman, President and CEO

PURCHASERS:

The Purchasers executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase Agreement
Purchaser Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement dated as of _________________ ___, 2006 (the “Agreement”), between the undersigned, Debt Resolve, Inc., a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company appearing next to the undersigned’s name on Schedule A to the Agreement, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of _________________ ___, 2006.

PURCHASER:

Name and Address, Fax No. and Social Security No./EIN of Purchaser:

______________________________________

______________________________________

______________________________________

______________________________________

Fax No.: _______________________________
Soc. Sec. No./EIN: _______________________

If a partnership, corporation, trust or other business entity:

By:
Name: Title:

If an individual:
Signature

Purchase Price: ________________________